UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 5, 2007
PIKE ELECTRIC CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-32582	20-3112047
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)
100 Pike Way
Mount Airy, NC 27030
(Address of Principal Executive Offices)(Zip Code)
Registrant’s telephone number, including area code: (336) 789-2171
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.      Compensatory Arrangements of Certain Officers.
     On December 5, 2007, Pike Electric Corporation (the “Company”) held its annual meeting of stockholders, during which its stockholders approved the Pike Electric Corporation 2008 Omnibus Incentive Compensation Plan (the “Plan”). The terms of the Plan are set forth in the Company’s definitive proxy statement for the Company’s annual meeting filed with the Securities and Exchange Commission on October 25, 2007, and the description of the Plan in the section of the proxy statement entitled “Proposal 2: Approval of 2008 Omnibus Incentive Compensation Plan” is incorporated herein by reference.
Item 9.01      Financial Statements and Exhibits.
(d)      Exhibits
The following exhibit is filed in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit No.	Exhibit Description

10.1*	Pike Electric Corporation 2008 Omnibus Incentive Compensation Plan

*	Management contract

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIKE ELECTRIC CORPORATION

Date: December 11, 2007	By:	/s/ James R. Fox

	Name:	James R. Fox
	Title:	Vice President and General Counsel

SECURITIES AND EXCHANGE COMMISSION
Washington, DC
EXHIBITS
CURRENT REPORT
ON
FORM 8-K

Date of Event Reported:	Commission File No:
December 5, 2007	1-32582
PIKE ELECTRIC CORPORATION
EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1*	Pike Electric Corporation 2008 Omnibus Incentive Compensation Plan

*	Management contract